FIRST AMENDMENT TO CREDIT AGREEMENT
AND FIRST AMENDMENT TO CERTAIN PLEDGE AGREEMENTS

This FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO CERTAIN PLEDGE AGREEMENTS (this “Amendment”) is entered into as of April 15, 2015, by and among Ciena Corporation, a Delaware corporation (the “Borrower”), Ciena Communications, Inc., a Delaware corporation (“CCI”), Ciena Government Solutions, Inc., a Delaware corporation (“CGSI” and, together with the Company and CCI, collectively, the “Loan Parties”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders (as defined in the Credit Agreement referred to below) party hereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 15, 2014 (the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Borrower;
WHEREAS, the Loan Parties and the Administrative Agent are parties to that certain Term Loan Pledge Agreement, dated as of July 15, 2014 (the “U.S. Pledge Agreement”);
WHEREAS, the Company and the Administrative Agent are parties to that certain Canadian Term Loan Pledge Agreement, dated as of December 12, 2014 (the “Canadian Pledge Agreement”); and
WHEREAS, the Loan Parties, the Administrative Agent and each Lender party hereto, desire to amend the Credit Agreement, the U.S. Pledge Agreement and the Canadian Pledge Agreement, as provided herein.
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition immediately following the definition of “Other Taxes”:
“Ottawa Capitalized Lease” shall mean collectively, (i) that certain lease agreement, dated as of April 15, 2015, and (ii) that certain lease agreement, dated as of October 23, 2014, as amended on April 15, 2015, each between Innovation Blvd II Limited (and its permitted successors and assigns) and Ciena Canada, Inc. (and its permitted successors and assigns), as amended, supplemented or otherwise modified from time to time, in connection with the multi-building complex located at Innovation Drive, Ottawa, Ontario (as more fully described therein).
(b)    Section 7.01(i) of the Credit Agreement is hereby amended as follows:
1.deleting the text “and” at the end of clause (i) thereof;

2.inserting the text “and” immediately after the “;” at the end of clause (ii) thereof; and

3.inserting the following new clause (iii) immediately following clause (ii) thereof:

“(iii) Liens upon assets of the Borrower or any of its Subsidiaries subject to the Ottawa Capitalized Lease, and any renewals, replacements, refinancings or extensions thereof for the same or a lesser amount (plus the sum of (1) accrued and unpaid interest and fees thereon and (2) customary fees and expenses relating to such renewal, replacement, refinancing or extension), to the extent such Ottawa Capitalized Lease or renewals, replacements, refinancings or extensions thereof are permitted by Section 7.02(q); provided that (i) such Liens only serve to secure the payment of Indebtedness arising under such Ottawa Capitalized Lease or renewal, replacement, refinancing or extension thereof and (ii) the Liens encumbering the assets giving rise to the Ottawa Capitalized Lease or renewal, replacement, refinancing or extension thereof do not encumber any other asset of the Borrower or any of its Subsidiaries.”
(c)    Section 7.02 of the Credit Agreement is hereby amended as follows:

1.	deleting the text “and” at the end of clause (o) thereof;

2.	deleting the “.” at the end of clause (p) thereof and inserting the text “; and” in lieu thereof; and

3.	inserting the following new clause (q) immediately following clause (p) thereof:

“(q)    Indebtedness of the Company and its Subsidiaries evidenced by the Ottawa Capitalized Lease, and any extension, renewal, replacement or refinancing thereof as permitted by Section 7.01(i)(iii); provided, however, that in no event shall the sum of the aggregate principal amount of all such Indebtedness permitted by this clause (p) exceed Cdn.$100,000,000 at any time outstanding.”
(d)    Section 7.03(q) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(q)    deposits of cash made in the ordinary course of business to secure the performance of operating leases or the Ottawa Capitalized Lease and any renewals, replacements, refinancings or extensions thereof;”
(e)    Section 7.05(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(g)    the Borrower and its Subsidiaries may lease (as lessee) or license (as licensee) real or personal property (so long as any such lease or license does not create a Capitalized Lease except to the extent permitted by Section 7.02(i) or (q))”
(f)    Section 7.09 of the Credit Agreement is hereby amended as follows:

1.	inserting the text “or 7.02(q)” immediately after the text “7.02(i)” in clause (ix)(B) thereof; and

2.	inserting the following new clause (xiii) immediately following clause (xii) thereof:
“and (xiii) in the case of clause (c) above, the restrictions contained in the Ottawa Capitalized Lease as in effect on the original date thereof and any renewals, replacements, refinancings or extensions thereof, so long as such restrictions are not broader than those contained in the Ottawa Capitalized Lease as in effect on the original date thereof”
SECTION 2. Amendment to U.S. Pledge Agreement.

(a)	Clause (d) of Section 18(a)(iv) of the U.S. Pledge Agreement is hereby amended and restated in its entirety as follows:

“(d) except for (i) compliance with or as may be required by applicable securities laws and (ii) the consent of the landlord under the Ottawa Capitalized Lease, or any renewal, replacement, refinancing or extension thereof, to any Transfer (as defined in the Ottawa Capitalized Lease as in effect on the original date thereof) (or similar term contained in any renewal, replacement, refinancing or extension of the Ottawa Capitalized Lease) not permitted by the terms thereof, the exercise by the Pledgee of any of its rights or remedies provided herein”
SECTION 3. Amendment to Canadian Pledge Agreement.

(a)	Clause (d) of Section 18(a)(iv) of the Canadian Pledge Agreement is hereby amended and restated in its entirety as follows:

“(d) except for (i) compliance with or as may be required by applicable securities laws and (ii) the consent of the landlord under the Ottawa Capitalized Lease, or any renewal, replacement, refinancing or extension thereof, to any Transfer (as defined in the Ottawa Capitalized Lease as in effect on the original date thereof) (or similar term contained in any renewal, replacement, refinancing or extension of the Ottawa Capitalized Lease) not permitted by the terms thereof, the exercise by the Collateral Agent of any of its rights or remedies provided herein”
SECTION 4.    Reference To and Effect Upon the Credit Agreement.
(a)     From and after the Amendment Effective Date (as defined below), (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as modified hereby, (ii) the term “Agreement” in the U.S. Pledge Agreement, and all references to the U.S. Pledge Agreement in any other Loan Document, shall mean the U.S. Pledge Agreement as modified hereby, (iii) the term “Agreement” in the Canadian Pledge Agreement, and all references to the Canadian Pledge Agreement in any other Loan Document, shall mean the Canadian Pledge Agreement as modified hereby, and (iv) this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(b)     This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
SECTION 5.    Representations and Warranties. In order to induce the Administrative Agent and the undersigned Lenders to enter into this Amendment, each Loan Party hereby represents and warrants that:
(a)    As of the Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment, (i) there exists no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date are required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct in all respects as of any such date).
(b)    Each Loan Party has all requisite corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment. Each Loan Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(c)    The execution, delivery and performance by each Loan Party of this Amendment do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (x) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (iii) violate any Law.
SECTION 6.    Counterparts, Etc. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.
SECTION 7.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York or, solely to the extent relating to the Canadian Pledge Agreement, the law of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 8.    Effectiveness.     In accordance with Section 10.01 of the Credit Agreement, this Amendment shall become effective at the time (the “Amendment Effective Date”) when each of the following conditions has been satisfied:
(a)    the Administrative Agent shall have received duly executed signature pages for this Amendment signed by the Loan Parties, the Required Lenders and the Administrative Agent;
(b)    the Administrative Agent (or its applicable Affiliate) shall have received: (i) a consent fee for the account of each Lender that consents to this Amendment by executing and delivering this Amendment to the Administrative Agent appropriately completed on or prior to 5:00 p.m., Eastern time, on April 10, 2015, in an amount equal to 0.05% of the sum of such Lender’s outstanding Loans under the Credit Agreement and (ii) all fees and reasonable out-of-pocket expenses required to be paid to the Administrative Agent (or any of its Affiliates) in connection with this Amendment in accordance with Section 10.04 of the Credit Agreement or as otherwise agreed with the Administrative Agent; and
(c)    the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (or any of its Affiliates) to the extent invoiced on or prior to the date hereof.
The Administrative Agent shall provide prompt written notice of the occurrence of the Amendment Effective Date to the Lenders.
[Signature Pages to follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

LOAN PARTIES:	CIENA CORPORATION
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA COMMUNICATIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA GOVERNMENT SOLUTIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Darlene R. Parmelee Name: Darlene R. Parmelee Title: Vice President

BANK OF AMERICA, N.A., as a Lender
By: /s/ Jonathan M. Barnes Name: Jonathan M. Barnes Title: Vice President

Arrowpoint CLO 2013-1, Ltd., as a Lender
By: /s/ Colby D. Stilson Name: Colby D. Stilson Title: Portfolio Manager

Arrowpoint CLO 2014-2, Ltd., as a Lender
By: /s/ Colby D. Stilson Name: Colby D. Stilson Title: Portfolio Manager

Arrowpoint CLO 2014-3, Ltd., as a Lender
By: /s/ Colby D. Stilson Name: Colby D. Stilson Title: Portfolio Manager

Arrowpoint CLO 2015-4, Ltd., as a Lender
By: /s/ Colby D. Stilson Name: Colby D. Stilson Title: Portfolio Manager

Aspen Bermuda Limited as a Lender BY: Deutsche Investment Management Americas Inc. Manager
BY: /s/ Paula Penkal Name: Paula Penkal Title: VP
BY: /s/ Eric S. Meyer Name: Eric Meyer Title: Portfolio Manager

Atrium VII as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager
BY: /s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

Atrium VIII as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager
BY: /s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING VIII, LTD. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager
BY: /s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XIV, LTD. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager
BY: /s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

THE EATON CORPORATION MASTER RETIREMENT TRUST as a Lender BY: Credit Suisse Asset Management, LLC, as investment manager
BY: /s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

Catamaran CLO 2014-2 Ltd. as a Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager
BY: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory

CFIP CLO 2013-1, Ltd., as a Lender BY: Chicago Fundamental Investment Partners, LLC, as Collateral Manager
BY: /s/ David C. Dieffenbacher Name: Daniel C. Dieffenbacher Title: Principal & Portfolio Manager

CFIP CLO 2014-1, Ltd., as a Lender BY: Chicago Fundamental Investment Partners, LLC, as Collateral Manager
BY: /s/ David C. Dieffenbacher Name: Daniel C. Dieffenbacher Title: Principal & Portfolio Manager

Doral CLO II Ltd. as a Lender
BY: /s/ Gibran Mahmud Name: Gibran Mahmud Title: Chief Investment Officer

Eaton Vance CLO 2014-1, Ltd. as a Lender BY: Eaton Vance Management Portfolio Manager
BY: /s/ Michael Botthof Name: Michael Botthof Title: Vice President

Eaton Vance Institutional Senior Loan Fund as a Lender BY: Eaton Vance Management as Investment Advisor
BY: /s/ Michael Botthof Name: Michael Botthof Title: Vice President

Eaton Vance VT Floating-Rate Income Fund as a Lender BY: Eaton Vance Management as Investment Advisor
BY: /s/ Michael Botthof Name: Michael Botthof Title: Vice President

Google Inc. as a Lender BY: Eaton Vance Management as Investment Advisor
BY: /s/ Michael Botthof Name: Michael Botthof Title: Vice President

Flagship VII Limited as a Lender BY: Deutsche Investment Management Americas, Inc., As Investment Manager
BY: /s/ Paula Penkal Name: Paula Penkal Title: VP
BY: /s/ Eric Meyer Name: Eric Meyer Title: Portfolio Manager

Guggenheim Stategy Funds Trust Guggenheim Variable Insurance Strategy Fund III as a Lender BY: Guggenheim Partners Investment Management, LLC as Investment Manager
BY: /s/ Kaitlin Trinh Name: Kaitlin Trinh Title: Managing Director

Hamlet II, Ltd. as a Lender BY: Octagon Credit Investors, LLC as Portfolio Manager
BY: /s/ Lauren Basmadjian Name: Lauren Basmadjian Title: Portfolio Manager

HI-PF-BUL-SFonds as a Lender BY: Guggenheim Partners Investment Management, LLC as Asset Manager
BY: /s/ Kaitlin Trinh Name: Kaitlin Trinh Title: Managing Director

Zilux Senior Loan Fund as a Lender BY: Guggenheim Partners Investment Management, LLC as Investment Manager
BY: /s/ Kaitlin Trinh Name: Kaitlin Trinh Title: Managing Director

Health Net Community Solutions, Inc. as a Lender BY: Deutsche Investment Management Americas, Inc. As Manager
BY: /s/ Paula Penkal Name: Paula Penkal Title: VP
BY: /s/ Eric Meyer Name: Eric Meyer Title: Portfolio Manager

Health Net of California, Inc. as a Lender BY: Deutsche Investment Management Americas, Inc. As Manager
BY: /s/ Paula Penkal Name: Paula Penkal Title: VP
BY: /s/ Eric S. Meyer Name: Eric Meyer Title: Portfolio Manager

ICG US CLO 2014-1, Ltd. as a Lender BY: Deutsche Investment Management Americas, Inc. As Manager
BY: /s/ Seth Katzenstein Name: Seth Katzenstein Title: Authorized Signatory

J. P. Morgan Whitefriars, Inc. as a Lender BY: /s/ Virginia R. Conway Name: Virginia R. Conway Title: Attorney-in-fact

KVK CLO 2013-1, Ltd. as a Lender BY: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

KVK CLO 2014-1, Ltd. as a Lender BY: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

KVK CLO 2014-2, Ltd. as a Lender BY: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

LANDMARK VIII CLO LTD as a Lender BY: Landmark Funds LLC, as Manager BY: /s/ Thomas E. Bancroft Name: Thomas E. Bancroft Title: Portfolio Manager

Dominus Investments Limited as a Lender BY: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

Johns Hopkins Funds II Short Duration Credit Opportunities Fund as a Lender BY: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

San Joaquin County Employees' Retirement Association as a Lender BY: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

Stone Harbor Collective Investment Trust - Stone Harbor Bank Loan Collective Fund as a Lender BY: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio as a Lender BY: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

Stone Harbor Leveraged Fund LLC as a Lender BY: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

LOOMIS SAYLES CREDIT OPPORTUNITIES FUND,
as Lender

By: Loomis, Sayles & Company, L.P.
        the Investment Manager of the Fund

By: Loomis, Sayles & Company, Incorporated,
        the General Partner of
        Loomis, Sayles & Company, L.P.

,
as a Lender

BY: /s/ Mary McCarthy
        Name: Mary McCarthy
        Title: Vice President

LOOMIS SAYLES SENIOR FLOATING LOAN FUND,
as Lender

By: Loomis, Sayles & Company, L.P.
        Its Investment Manager

By: Loomis, Sayles & Company, Incorporated,
        Its General Partner

,
as a Lender

BY: /s/ Mary McCarthy
        Name: Mary McCarthy
        Title: Vice President

THE LOOMIS SAYLES SENIOR FUND, LLC
as Lender

By: Loomis, Sayles & Company, L.P.
        Its Managing Partner

By: Loomis, Sayles & Company, Incorporated,
        Its General Partner

,
as a Lender

BY: /s/ Mary McCarthy
        Name: Mary McCarthy
        Title: Vice President

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By: Loomis, Sayles & Company, L.P.
        Its Investment Manager

By: Loomis, Sayles & Company, Incorporated,
        Its General Partner

,
as a Lender

BY: /s/ Mary McCarthy
        Name: Mary McCarthy
        Title: Vice President

SEARS REGISTERED RETIREMENT PLAN,
As Lender

By: Loomis, Sayles & Company, L.P.
        Its Investment Adviser

By: Loomis, Sayles & Company, Incorporated,
        Its General Partner

,
as a Lender

BY: /s/ Mary McCarthy
        Name: Mary McCarthy
        Title: Vice President

The Metropolitan Life Insurance Company, as a Lender BY: /s/ Steven R. Bruno Name: Steven R. Bruno Title: Director

The MetLife Insurance Company USA, as a Lender BY: /s/ Steven R. Bruno Name: Steven R. Bruno Title: Director

Mountain View CLO 2014-1 Ltd. By: Seix Investment Advisors LLC, as Collateral Manager as Lender BY: /s/ George Goudelias Name: George Goudelias Title: Managing Director

Mt. Whitney Securities Inc.

as a Lender

By: Deutsch Investment Management
Americas, Inc

As Manager

BY: /s/ Paula Penkal
        Name: Paula Penkal
        Title: VP

BY: /s/ Eric S. Meyer
        Name: Eric Meyer
        Title: Portfolio Manager

Nomura Global Manager Select - Bank Loan
Fund

as a Lender

By: Deutsch Investment Management
Americas, Inc

Its Investment Sub-Advisor

BY: /s/ Paula Penkal
        Name: Paula Penkal
        Title: VP

BY: /s/ Eric S. Meyer
        Name: Eric Meyer
        Title: Portfolio Manager

Oaktree EIF Ii Series A1, Ltd.

as a Lender

By: Oaktree Capital Management, L.P.

Its Collateral Manager

BY: /s/ Andrew Park
        Name: Andrew Park
        Title: Vice President

BY: /s/ Desmund Shirazi
        Name: Desmund Shirazi
        Title: Managing Director

Octagon Investment Partners XI, LTd. as a Lender By: Octogon Creditor Investors, LLC as Collateral Manager BY: /s/ Lauren Basmadjian Name: Lauren Basmadjian Title: Portfolio Manager

Slater Mill Loan Fund, LP as a Lender By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager BY: /s/ Paula Penkal Name: Paula Penkal Title: VP

Swiss capital Pro Loan III Plc as a Lender By: For and behalf of BNY Mellon Trust Company (Ireland) Limited Power of Attorney BY: /s/ Sabrina Holub Name: Sabrina Holub Title: Client Services Manager

TELOS CLO 2013-3, Ltd. as a Lender By: Telos Asset Management, LLC BY: /s/ Jonathan Tepper Name: Jonathan Tepper Title: Managing Director

TELOS CLO 2013-4, Ltd. as a Lender By: Telos Asset Management, LLC BY: /s/ Jonathan Tepper Name: Jonathan Tepper Title: Managing Director

TELOS CLO 2013-6, Ltd. as a Lender By: Telos Asset Management, LLC BY: /s/ Jonathan Tepper Name: Jonathan Tepper Title: Managing Director

THL Credit Wind River 2014-2 CLO, Ltd. as a Lender By: THL Credit Senior Loan Strategies LLC, as Manager BY: /s/ Kathleen Zarn Name: Kathleen Zarn Title: Managing Director

Trinitas CLO I, Ltd. as a Lender BY: /s/ Gibran Mahmud Name: Gibran Mahmud Title: Chief Investment Officer of Triumph Captial Advisors, LLC As Asset Manager

Trinitas CLO II, Ltd. as a Lender BY: /s/ Girbran Mahmud Name: Gibran Mahmud Title: Chief Investment Officer

VENTURE XV CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC BY: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XVI CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC BY: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XVIII CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC BY: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE X CLO, Limited as a Lender By: its investment advisor, MJX Asset Management LLC BY: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XI CLO, Limited as a Lender By: its investment advisor, MJX Asset Management LLC BY: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XII CLO, Limited as a Lender BY: its investment advisor MJX Asset Management LLC BY: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XIII CLO, Limited as a Lender BY: its investment advisor MJX Asset Management LLC BY: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XIV CLO, Limited as a Lender BY: its investment advisor MJX Asset Management LLC BY: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XVII CLO, Limited as a Lender BY: its investment advisor, MJX Asset Management LLC BY: /s/ Michael Regan Name: Michael Regan Title: Managing Director

West CLO 2014-1 Ltd. as a Lender BY: /s/ Joanna Willars Name: Joanna Willars Title: Vice President, Authorized Signatory

West CLO 2014-2 Ltd. as a Lender BY: /s/ Joanna Willars Name: Joanna Willars Title: Vice President, Analyst

Ocean Trails CLO V, as a Lender By: West Gate Horizons Advisors, LLC, as Asset Manager BY: /s/ Ryan White Name: Ryan White Title: Senior Credit Analyst

ZAIS CLO I, Limited as a Lender By: ZAIS Leveraged Loan Manager, LLC, its Collateral Manager BY: /s/ Vincent Ingato Name: Vincent Ingato Title: Managing Director

ZAIS CLO 2, Limited as a Lender By: ZAIS Leveraged Loan Manager, LLC, its Collateral Manager BY: /s/ Vincent Ingato Name: Vincent Ingato Title: Managing Director

Ascension Alpha Fund, LLC as a Lender By: Pioneer Institutional Asset Management, Inc. As its adviser BY: /s/ maggie begley Name: maggie begley Title: Vice President and Associate General Counsel

Ascension Health Master Pension Trust

as a Lender

By: Pioneer Institutional Asset Management,
Inc.

As its adviser

BY: /s/ maggie begley
        Name: maggie begley
        Title: Vice President and Associate
General Counsel

Pioneer Floating Rate Fund as a Lender By: Pioneer Investment Management, Inc. As its adviser BY: /s/ maggie begley Name: maggie begley Title: Vice President and Associate General Counsel

Pioneer Short Term Income Fund as a Lender By: Pioneer Investment Management, Inc. As its adviser BY: /s/ maggie begley Name: maggie begley Title: Vice President and Associate General Counsel

TRALEE CLO II, LTD as a Lender By: Par-Four Investment Management, LLC As Collateral Manager BY: /s/ Dennis Gorczyca Name: Dennis Gorczyca Title: Managing Director

Bridgeport CLO II, LTD as a Lender By: Deerfield Capital Management, LLC, its Collateral Manager BY: /s/ Tracy Ewing Name: Tracy Ewing Title: Authorized Signatory

Bridgeport CLO II, Ltd. as a Lender By: Deerfield Capital Management, LLC, its Collateral Manager BY: /s/ Tracy Ewing Name: Tracy Ewing Title: Authorized Signatory

CIFC Funding 2007-III, Ltd. as a Lender By: CIFC Asset Management, LLC, its Collateral Manager BY: /s/ Tracy Ewing Name: Tracy Ewing Title: Authorized Signatory

CIFC Funding 2014-II, Ltd. as a Lender By: CIFC Asset Management, LLC, its Collateral Manager BY: /s/ Tracy Ewing Name: Tracy Ewing Title: Authorized Signatory

CIFC Funding 2014-III, Ltd. as a Lender By: CIFC Asset Management, LLC, its Collateral Manager BY: /s/ Tracy Ewing Name: Tracy Ewing Title: Authorized Signatory

ColumbusNova CLO IV Ltd 2007-II as a Lender By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager BY: /s/ Tracy Ewing Name: Tracy Ewing Title: Authorized Signatory

Primus CLO II, Ltd. as a Lender By: CypressTree Investment Management LLC, its Collateral Manager BY: /s/ Tracy Ewing Name: Tracy Ewing Title: Authorized Signatory

Nomura Multi Managers Fund - Global Bond GBD SYM Account as a Lender By: Symphony Asset Management LLC BY: /s/ scott caraher Name: scott caraher Title: portfolio manager

Nuveen Symphony Floating Rate Income Fund as a Lender By: Symphony Asset Management LLC BY: /s/ scott caraher Name: scott caraher Title: portfolio manager

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager,
__________________________________________

as a Lender

BY: /s/ Michael J. Starshak Jr.
        Name: Michael J. Starshak Jr.
        Title: officer

Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager,
__________________________________________

as a Lender

BY: /s/ Michael J. Starshak Jr.
        Name: Michael J. Starshak Jr.
        Title: officer

Avery Point IV CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager BY: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Avery Point V CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager BY: /s/ Andrew Viens Name: Andrew Viens Title: Document Control Team

Race Point V CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager BY: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Race Point VIII CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager BY: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Guggenheim Loan Fund, LLC as a Lender BY: Guggenheim Partners Investment Management, LLC as Manager BY: /s/ Kaitlin Trinh Name: Kaitlin Trinh Title: Managing Director

Race Point IX CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager BY: /s/ Andrew Viens Name: Andrew Viens Title: Document Control Team